SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ / Confidential, for use by the Commission only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Protein Polymer Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11. 1)

     1)   Title  of each  class of  securities  to  which  transaction  applies:
          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     5)   Total fee paid:
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/ /   Fee paid previously with preliminary materials.

/ /   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     1)   Amount previously paid:
          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     3)   Filing Party:
          ----------------------------------------------------------------------

     4)   Date Filed:
          ----------------------------------------------------------------------

                       PROTEIN POLYMER TECHNOLOGIES, INC.
            10655 Sorrento Valley Road, San Diego, California 92121

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2005

Dear Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Protein Polymer Technologies, Inc. (the "Company"), which will be held at the offices of Paul, Hastings, Janofsky and Walker LLP, located at 75 East 55th Street, First Floor, New York, New York 10022, on Thursday, May 19, 2005 at 10:00 a.m. New York Time for the following purposes:

     1.   To elect eight (8) members of the Board of  Directors to serve for the
          ensuing  year  and  until  their   successors  are  duly  elected  and
          qualified.

     2. To ratify the appointment of Peterson & Company as independent auditors for the fiscal year ending December 31, 2005.

     3. To consider and act upon such other matters as may properly come before the meeting.

         Shareholders of record at the close of business on March 23, 2005 are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth on page 1 of the Proxy Statement and will not affect your right to vote in person in the event that you attend the meeting.

         Accompanying this Notice and Proxy Statement is a copy of our annual report for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.


                                       By Order of the Board of Directors,


                                       Janis Y. Neves
                                       Secretary


April 25, 2005


--------------------------------------------------------------------------------
WHETHER OR NOT YOU ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.
--------------------------------------------------------------------------------

                       PROTEIN POLYMER TECHNOLOGIES, INC.
            10655 Sorrento Valley Road, San Diego, California 92121


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2005

         This proxy statement is furnished by Protein Polymer Technologies, Inc. ("Company"), 10655 Sorrento Valley Road, San Diego, California 92121, in connection with the solicitation by the Company's Board of Directors ("Board of Directors") of proxies to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 19, 2005 at 10:00 a.m., or any adjournments or postponements thereof ("Annual Meeting"). The date of this proxy statement and the accompanying form of proxy is April 25, 2005, the approximate date on which we first sent or gave this proxy statement and the accompanying form of proxy to our stockholders.

General Information

         Annual Report. An Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 is enclosed with this proxy statement.

         Voting Securities. Only stockholders of record as of the close of business on March 23, 2005 will be entitled to vote at the Annual Meeting. As of March 23, 2005, there were 41,847,261 shares of our common stock, par value $.01 per share ("Common Stock"), issued and outstanding, 12,100 shares of our Series G Convertible Preferred Stock, par value $.01 per share ("Series G Preferred Stock"), issued and outstanding and 24,000 shares of our Series I Convertible Preferred Stock, par value $.01 per share ("Series I Preferred Stock"), issued and outstanding. Stockholders may vote in person or by proxy. Each share of Common Stock outstanding on the record date is entitled to one (1) vote, each share of Series G Preferred Stock is entitled to two hundred (200) votes per share and each share of Series I Preferred Stock is entitled to one hundred eighty-one (181) votes per share. The holders of Common Stock, Series G Preferred Stock and Series I Preferred Stock vote together as a single class. A majority of the outstanding shares of Common Stock, Series G Preferred Stock (on an as converted basis) and Series I Preferred Stock (on an as converted basis) constitutes a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, meaning the eight nominees receiving the most votes will be elected as directors. A stockholder may not cumulate votes for individual directors. An affirmative vote of a majority of the shares voted at the Annual Meeting, in person or by proxy, is required for approval of each other item being submitted to the stockholders for consideration. Proxies will be received and tabulated by the Company's transfer agent. An officer of the Company may be appointed to tabulate votes cast in person at the Annual Meeting.

         Proxies submitted by brokers that do not indicate a vote regarding some of the proposals because the holders do not have discretionary authority and have not received instructions from the beneficial owners on how to vote such proposals are called "broker non-votes." Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

         Solicitation of Proxies. We will bear the cost of this solicitation of proxies. We will solicit stockholders by mail and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We also may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

         Voting of Proxies. All valid proxies received prior to the Annual Meeting will be voted. Where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the director-nominees and the proposals. A stockholder giving a proxy has the power to revoke his, her or its proxy at any time prior to the time it is voted by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.

                               PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

         On April 7, 2005, our Board of Directors approved a resolution to set the size of our Board of Directors to eleven (11) directors effective upon this Annual Meeting. Three of the authorized number of directors initially will remain vacant, but those vacancies may be filled by the Board of Directors at a later date.

         The persons named in the enclosed proxy will vote FOR the eight nominees named below under "Director Nominees" as the eight directors, unless instructed otherwise in the proxy. Each director is to hold office until the 2006 Annual Meeting of Stockholders or until his successor is elected and duly qualified.

         The names and certain information concerning the persons to be nominated to become directors by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW UNDER "DIRECTOR NOMINEES." It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director, if elected, and the Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors and nominees for director is relevant to your consideration of the persons proposed by the Board of Directors.

         George R. Walker announced his resignation from the Board of Directors at the February 17, 2005 Board of Directors' meeting. Mr. Walker has informed this Board of Directors that he will not to stand for reelection. No disagreement exists between the Company and any former director not standing for reelection on the operations, policies or practices of the Company.

Information Concerning Nominees for Director

         Director Nominees. The table below sets forth certain information regarding director nominees and current directors. All nominees currently serve as directors of the Company.


Name                                Age     Position
----                                ---     --------
J. Thomas Parmeter                  65      Chairman of the Board of Directors
William N. Plamondon III            57      Director and Chief Executive Officer
Donald S. Kaplan, Ph.D. Kerry       58      Director, President, and Chief
                                            Operating Officer
Kerry L. Kuhn, M.D. (1)             55      Director
Edward G. Cape, Ph.D. (2)(3)        40      Director
Steven M. Lamon (1)(2)(3)           57      Director
Steve Peltzman (2)(3)               58      Director
James B. McCarthy (1)               53      Director

---------------------------

     (1) Member of the Stock Option and Compensation Committee of Board of Directors.
     (2)  Member of the Audit Committee of Board of Directors.
     (3)  Member of the Nominating Committee of the Board of Directors.

         J. Thomas Parmeter currently serves as the Company's Chairman of the Board of Directors. Since the Company's inception in July 1988 until April 2005, Mr. Parmeter served as the Company's Chief Executive Officer and Chairman of the Board of Directors. He also served as its President from its inception until April 2004 and served as its Chief Financial Officer from its inception until July 1992. From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board, of Syntro Corporation.

         William N. Plamondon III has served as a director of the Company since March 2005. Mr. Plamondon currently serves as the Company's Chief Executive Officer, a position he has held since April 2005. Mr. Plamondon also serves as the President and Chief Executive Officer of R.I. Heller & Co., LLC, a management consulting firm, a position he has held since 1998. Previously, Mr. Plamondon served as President and CEO of ANC Rental Corporation from October 2001 until October 2003, as CEO of First Merchants Acceptance Corp. from May 1997 until May 1998, and as President and CEO of Budget Rent-a-Car from June 1992 until February 1997. He was a founding member of the National Tourism

Organization and formerly served on the Board of American Car Rental Association and the International Franchise Association. He currently serves on the Board of Directors for Tribridge, LLC, a consulting firm, and the Board of Trustees of North Central College. He is a seven-year member of the Executive Advisory Committee for Give Kids the World, and is an active member of the American Bankruptcy Institute and the Turnaround Management Association.

         Donald S. Kaplan, Ph. D. has served as a director of the Company since May 2004. Dr. Kaplan currently serves as the Company's President and Chief Operating Officer, positions he has held since April 2004. From 2001 until May 2004, Dr. Kaplan was the founder and president of Matrix Technology a start-up medical device development company.From 1998 to 2000 Dr. Kaplan was a chief consultant to International Surgical Technology Inc., a surgical device start-up company. From 1980 to 1995 Dr. Kaplan was employed by the US Surgical Corporation, initially as vice president materials science, and from 1992 to 1995 as senior vice president of operations and technology.

         Kerry L. Kuhn, M.D. has served as a director of the Company since April 2000. Dr. Kuhn is currently a partner and Board certified practicing physician at the Omega Obstetrics and Gynecology Center in Coral Springs, Florida, a position he has held since 1986. Dr. Kuhn also serves as an adjunct professor in biology at the Nova University Department of Science, Math and Technology.

         Edward G. Cape, Ph. D. has served as a director of the Company since April 2003. Dr. Cape is the Founder and has been the Managing Partner of the Sapphire Group LLC, a merchant banking firm in New York since December 2001. Dr. Cape serves on the Board of Directors of MDI Incorporated, a private medical device company, and Beta-1, a venture capital and emerging technology accelerator firm. Prior to the Sapphire Group, Dr. Cape was a Healthcare Investment Banker at UBS Warburg, focusing on financings and mergers & acquisitions for companies in the medical technology and biotechnology sectors. Prior to UBS Warburg, Dr. Cape was the Founding Director of the Cardiac Dynamics Laboratory at Children's Hospital of Pittsburgh (a research and consulting entity) and a faculty member in the Schools of Engineering and Medicine at the University of Pittsburgh.

         Steven M. Lamon has served as a director of the Company since May 2004. Mr. Lamon currently serves as a consultant to several educational, religious and municipal organizations and serves on the board of directors of two privately-held companies, VasSol Inc., and Cordillera Asset Management and Certified Security. From 1976 to January 2005, Mr. Lamon was employed by Merrill Lynch, initially as an equity institutional salesman and from 1984 to 2002 as Head of the Chicago Institutional Equity Sales desk and Director of Merrill Lynch Capital Markets.

         Steve Peltzman has served as a director of the Company since May 2004. Mr. Peltzman currently works as the CEO of Saliva Diagnostics Systems, Inc (SVAD.OB) a Massachusetts company making and marketing rapid diagnostic tests for sexually transmitted and other infectious diseases. In 1984, he helped start and served as President and CEO of Applied bioTechnology, Inc. whose cancer business was sold to OSI Pharmaceuticals in 1991, when he became Chief Operating Officer of the consolidated entity; from 1994 through 1997 he served as President and COO of OSIP and remained on its Board of Directors through 1999. From 1980 to 1984, Mr. Peltzman held senior executive positions with Millipore and for ten years preceding that was with Corning Glass Works' Medical diagnostic and device businesses. During the past several years he has been active in several small health care and technology start-ups as their interim CEO or COO or in an advisory capacity to their Boards of Directors.

         James B. McCarthy has served as a director of the Company since April 2005. He currently serves as the Chairman and Chief Executive Officer of Gemini Consulting Group, Inc., a consulting firm, a position he has held since its inception in 1991. Prior to forming Gemini, Mr. McCarthy was the Executive Vice President of First Health Associates, Inc., a Chicago-based health care consulting company from 1984 until 1991. He has also held positions as Vice President and General Manager of a medical device manufacturing company in the Chicago area, and spent five years in increasingly responsible planning positions with the Medical Products Division of 3M Company. Mr. McCarthy is a member of various state and national organizations, including the American Health Lawyers Association and the National Strategy Forum. Mr. McCarthy also serves on the National Advisory Council of the Keller Graduate School of Management, Chicago, Illinois. He is a member of the Board of Directors of Hinsdale Bank & Trust Company, Hinsdale, Illinois; Wintrust Financial Corporation, Lake Forest, Illinois; Sirigen Corporation, Santa Barbara, California; and International Medical Enterprises, LLC, Nashville, Tennessee.

         Currently, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. There are no family relationships among our directors and officers. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any director or director nominee of the Company.

Attendance at Meetings

         During the fiscal year ended December 31, 2004, the Board of Directors held 17 meetings. Each director serving on the Board of Directors in fiscal year ended December 31, 2004 attended at least 75% of the aggregate of the meetings of the Board of Directors and committees on which he served.

Board Committees

         In fiscal year ended December 31, 2004, the Board had a standing Stock Option and Compensation Committee and an Audit Committee established in accordance with section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. In April 2005, The Board of Directors resolved to create a standing Nominating Committee.

Stock Option and Compensation Committee

         The Stock Option and Compensation Committee met one time during the last fiscal year. During 2004, the Stock Option and Compensation Committee determined grants of stock options under, and administered, the 1989, 1992 and 2002 stock option plans of the Company, as well as its 1996 non-employee directors' stock option plan and employee stock purchase plan. The Stock Option and Compensation Committee also made recommendations to the Board on the annual salaries of all elected officers of the Company and made recommendations to the Board on compensation matters of the Company. The Stock Option and Compensation Committee currently consists of Messrs. McCarthy, Lamon and Kuhn.

Audit Committee

         The Audit Committee met five times during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report, reviews the Company's accounting and financial reporting policies, controls and procedures, and reviews and approves the financial statements to be included in the Company's Annual Report on Form 10-KSB. The Audit Committee periodically meets with the Company's independent auditors without the presence of Company management. The responsibilities of the Audit Committee are more fully described in the Audit Committee's written charter, which was approved by the Board of Directors in fiscal year 2001 and included is included as Appendix A hereto. The Audit Committee currently consists of Messrs. Cape, Peltzman and Lamon. All members of the Audit Committee are independent, as defined in the Nasdaq Stock Market listing standards.

         The Board of Directors has determined that the audit committee does not have an "audit committee financial expert" as that term is defined in Item 401(e)(2) of Regulation S-B because the Board of Directors did not believe that any of the members of the Audit Committee met the qualifications of an "audit committee financial expert."

Nominating Committee

         In April of 2005, the Board of Directors formed a Nominating Committee to advise the Board with respect to matters of the Board composition and procedures. It has met twice since its formation. The Nominating Committee does not have a charter formally governing the nomination process. The Nominating Committee currently consists of Messrs. Peltzman, Lamon and Cape.

         Prior to the formation of the Nominating Committee, all director nominees were identified and evaluated by all the members of the Board of Directors. The Board of Directors had determined during the last fiscal year that it was appropriate for the Company not to have a Nominating Committee because all of the matters which a Nominating Committee would be responsible for were then considered by all the members of the Board of Directors. The Company's
Board of Directors are not all independent as defined in the Nasdaq Stock Market listing standards. The members of the Nominating Committee are independent as defined in the Nasdaq Stock Market listing standards.

         The Board of Directors had generally identified nominees based upon suggestions by current directors, management and/or stockholders. The Company's Board member selection criteria include: integrity, education, business experience, and understanding of the Company's industry. The Board has used these criteria to evaluate potential nominees. The Board does not evaluate proposed nominees differently depending upon who has made the recommendation. The Board has not to date paid any third party fee to assist in this process. Each of the nominees included on the attached proxy card, with the exception of James B. McCarthy, was recommended for inclusion by all of the members of our Board of Directors. The Nominating Committee has adopted the criteria used by the Board to evaluate potential nominees. No candidates were presented by the Nominating Committee for consideration during 2004 as it was not formed until 2005. It did however hold two meetings in April of 2005 and has nominated James
B. McCarthy for inclusion on the Board of Directors. This nominee was recommended by a security holder of the Company.

         It is the Nominating Committee's policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating Committee does not perceive a need to increase the size of the Board. In order for a Director candidate to be considered for nomination at the Annual Meeting, the recommendation must be received by the Company as provided under "Stockholder Proposals" on page 16.

Stockholder Communications with the Board

         The Company has not adopted a formal process for stockholders to communicate directly with members of the Board. The Board believes there is not a need for a formal policy, as stockholders may contact the Board through the Chairman, who is located at the Company's headquarters in San Diego. While the Board will review the need for a formal policy, stockholders who wish to contact the Board may continue to do so through the Chairman. Stockholders who wish to contact Board members other than the Chairman may do so by directing their correspondence to such member in care of Janis Y. Neves, Corporate Secretary, 10655 Sorrento Valley Road, San Diego, California 92121.

         It is the Company's policy to request that all Board members attend the Annual Meeting. However, the Company also recognizes that personal attendance by all directors is not always possible. All of the directors, except Steven M. Lamon, attended the 2004 annual meeting of stockholders.

Directors Compensation

         Non-employee directors are entitled to receive $10,000 for their services as directors during the 2004 fiscal year. All directors were reimbursed for their out-of-pocket expenses in attending meetings of the Board or committees thereof.

         Directors who are also not employees of the Company are granted options to purchase Common Stock under the Company's 1996 Non-Employee Directors' Stock Option Plan ("1996 Option Plan"). Under the 1996 Option Plan, each such director is granted an annual option to purchase 80,000 shares of Common Stock of the Company upon his or her election to the Board and on the first business day in June of each calendar year thereafter. Such options are exercisable six months after the date of grant at a price equal to the fair market value of the Common Stock on the date of grant.

Vote Required and Board of Directors' Recommendation

         If a quorum is present and voting, the persons receiving the greatest number of votes shall be the persons elected as directors.



     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE ABOVE
                                   NOMINEES.

                              PROPOSAL NUMBER TWO
                    RATIFICATION OF APPOINTMENT OF AUDITORS

         Our Board of Directors has selected Peterson & Company as independent auditors to audit our financial statements for the fiscal year ending December 31, 2005. Peterson & Company has served as our independent auditors since April 2001.

         Professional services performed by Peterson & Company for the fiscal year ended December 31, 2004 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

         Peterson & Company's report on our financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor did it contain any modifications as to uncertainty, scope or accounting principles. Furthermore, for the fiscal year ended December 31, 2004, there were no disagreements with Peterson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Peterson & Company's satisfaction, would have caused Peterson & Company to make reference to the subject matter of any such disagreements in connection with its reports.

         The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee in 2004 were Messrs. Cape, Peltzman and Lamon.

         Representatives of Peterson and Company are not expected to be present at the Annual Meeting. Members of the Audit Committee will be available to respond to appropriate questions during the Annual Meeting.

         During the fiscal years ended December 31, 2003 and December 31, 2004, Peterson & Company provided various audit and non-audit services to us as follows:

     a. Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2003 and December 31, 2004 and for review of our financial statements included in our quarterly reports on Form 10-QSB for those years were approximately $50,122 and $66,811, respectively.

     b. Audit-Related Fees: No fees were billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported under "Audit Fees" above in the fiscal years ended December 31, 2003 and December 31, 2004.

     c. Tax Fees. Aggregate fees billed for tax services were approximately $3,255 and $3,255 in the fiscal years ended December 31, 2003 and December 31, 2004, respectively. These fees were primarily for compliance fees for the preparation of tax returns, assistance with tax planning strategies and tax advice.

     d. All Other Fees: Aggregate fees billed for services other than those described above were approximately $15,395 and $500 in the fiscal years ended December 31, 2003 and December 31, 2004, respectively. These fees were primarily for review of registration statements and issuance of consents.

         The Audit Committee approved in advance or ratified each of the major professional services provided by Peterson & Company. The Audit Committee has considered the nature and amount of the fees billed by Peterson & Company and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of Peterson & Company.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares of the Common Stock, Series G Preferred Stock (on an as converted basis) and Series I Preferred Stock (on an as converted basis) present in person or by proxy at the Annual Meeting and voting on the proposal is required for the approval of this proposal for ratification of appointment of Peterson & Company as the Company's independent auditors for the fiscal year ending December 31, 2005.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF PETERSON & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                   THE FISCAL YEAR ENDING DECEMBER 31, 2005.

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The committee oversees the Company's financial reporting process on behalf of the Board of Directors and the committee's written charter as approved by the Board of Directors (filed with the Securities and Exchange Commission as Appendix A to the Company's Definitive Proxy Statement on Form 14A on April 25, 2001 and as Appendix A hereto). In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Company's annual report for fiscal year 2004 with management, who has the primary responsibility for the financial statements and the reporting process. As part of its review, the committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed under generally accepted accounting principles and SAS 61 (Codification of Statements on Auditing Standards, AU 380). In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. The committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented.

         The committee discussed with the independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and procedures, and the overall quality of its financial reporting. The committee held five such meetings during the year ended December 31, 2004.

         In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on From 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Peterson & Company as the Company's independent auditors for fiscal year 2005.


                                            The Audit Committee


                                            Edward G. Cape
                                            Steve Peltzman
                                            Steven M. Lamon
March 23, 2005

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 23, 2005 with respect to (i) all persons known by the Company to be the beneficial owner of more than 5% of the Common Stock, Series E Preferred Stock (on an as converted basis), Series F Preferred Stock (on an as converted basis), Series H Preferred Stock (on an as converted basis), Series G Preferred Stock (on an as converted basis) and Series I Preferred Stock (on an as converted basis), if any, (ii) all Directors and nominees for Director, (iii) each executive officer named below and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and named executive officers is the Company's address unless otherwise stated in the table below.

                                                 Shares Beneficially Owned(1)(2)
Name and Address                                 -------------------------------
of Beneficial Owner                                     Number     Percentage
-------------------                                     ------     ----------


J. Thomas Parmeter (3)(4)(6) ............................... 1,999,833   4.65%
Edward G. Cape, Ph.D. (3)(4)(7).............................   407,590   *
Johnson & Johnson Development Company(8).................... 6,146,874  13.06%
    One Johnson & Johnson Plaza
    New Brunswick, New Jersey 08933
CCM Small Cap Value Fund (9)................................ 2,545,453   5.81%
    One North Wacker Drive
    Chicago, IL 60606.......................................
Kerry L. Kuhn, M.D.(3)(4)(10)...............................   660,000   1.57%
Janis Y. Neves (5)(11)......................................   248,500   *
Joseph Cappello, Ph.D. (5)(12).............................. 1,311,450   3.04%
Franco A. Ferrari, Ph.D. (5)(13)............................ 1,173,507   2.73%
John E. Flowers (5)(14).....................................   989,795   2.31%
Marvin Ceder (15)........................................... 2,408,218   5.63%
    c/o Protein Polymer Technologies, Inc.
    10655 Sorrento Valley Road
    San Diego, California 92121
Redec & Associates LLC (16).................................11,136,485  26.17%
    c/o Protein Polymer Technologies, Inc.
    10655 Sorrento Valley Road
    San Diego, California 92121 ............................
Donald S. Kaplan (3)(4)(17)                                    776,667   1.82%
Steven M. Lamon (3)(4)(18)                                   1,403,989   3.33%
Steve Peltzman (3)(4)(19)                                      160,000   *
William M. Plamondon (3)(4) * *                                      0   *
James B. McCarthy (3)(4) * * *                                       0   *
All directors and executive officers
as a group (12 persons)(20)................................. 9,131,459  18.89%

----------------------

*    Amount represents less than one percent of the Common Stock.

** Individual was granted rights to acquire 2,000,000 shares of the Company's common stock on April 7, 2005, the terms of which are to be determined by the Stock Option and Compensation committee of the Board of Directors.

***  Individual was elected to the Board of Directors on April 22, 2005.

(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock issuable upon conversion of preferred stock or subject to options or warrants exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such preferred stock, options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)  Director.
(4)  Nominee for Director.

(5)  Executive Officer.
(6) Includes (i) 1,118,056 shares subject to options exercisable within 60 days, (ii) 10,000 warrants exercisable within 60 days and (iii) 30,000 shares issuable upon conversion of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(7) Includes (i) 290,000 shares subject to options exercisable within 60 days and (ii) 117,590 shares subject to warrants exercisable within 60 days.
(8) Includes (i) 116,870 shares issuable upon conversion of shares of Series E Preferred Stock convertible within 60 days; (ii) 2,297,391 shares issuable upon conversion of shares of Series F Preferred Stock convertible within 60 days; (iii) 812,133 shares issuable upon conversion of shares of Series H Preferred Stock convertible within 60 days; (iv) 1,818,181 shares issuable upon conversion of shares of Series I Preferred Stock convertible within 60 days (such Series I Preferred Stock votes with the Common Stock on an as converted basis) and (ii) 181,818 shares subject to warrants exercisable within 60 days.
(9) Includes (i) 1,818,181 shares issuable upon conversion of shares of Series I Preferred Stock convertible within 60 days (such Series I Preferred Stock votes with the Common Stock on an as converted basis) and (ii) 181,818 shares subject to warrants exercisable within 60 days.
(10) Includes (i) 205,000 shares subject to options exercisable within 60 days and (ii) 80,000 shares issuable upon conversion of 400 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(11) Includes 248,500 shares subject to options exercisable within 60 days.
(12) Includes 1,235,972 shares subject to options exercisable within 60 days.
(13) Includes 1,065,306 shares subject to options exercisable within 60 days.
(14) Includes 924,611 shares subject to options exercisable within 60 days.
(15) Includes (i) 636,364 shares issuable upon conversion of shares of Series I Preferred Stock convertible within 60 days (such Series I Preferred Stock votes with the Common Stock on an as converted basis) and (ii) 254,544 shares subject to warrants exercisable within 60 days.
(16) Includes 700,000 shares subject to warrants exercisable within 60 days.
(17) Includes (i) 766,667 shares subject to options exercisable within 60 days and (ii) 10,000 warrants exercisable within 60 days.
(18) Includes (i) 100,000 shares subject to options exercisable within 60 days,
     (ii) 10,000 warrants exercisable within 60 days and (iii) 200,000 shares issuable upon conversion of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(19) Includes 80,00 shares subject to options exercisable within 60 days.
(20) Includes (i) 6,034,111 shares subject to options exercisable within 60 days, (ii) 147,590 shares subject to warrants exercisable within 60 days, and (iii) 310,000 shares subject to preferred stock convertible within 60 days.

               EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

         The following table sets forth certain information concerning our executive officers and other significant employees as of March 23, 2005.


Name                            Age     Position
----                            ---     --------
J. Thomas Parmeter              65     Chairman of the Board of Directors
                                       and Chief Executive Officer
Donald S. Kaplan, Ph.D.         58     President, Chief Operating Officer,
                                       and Director
Joseph Cappello, Ph.D.          48     Vice President, Research and Development,
                                       Chief Technical Officer and Director,
                                       Clinical Research
Franco A. Ferrari, Ph.D.        53     Vice President, Laboratory Operations
                                       and Polymer Production and Director,
                                       Molecular Genetics
John E. Flowers                 48     Vice President-Planning and
                                       Operations
Janis Y. Neves                  54     Director, Finance and Administration,
                                       Treasurer/Controller and Corporate
                                       Secretary

         Mr. Parmeter has been the Company's Chief Executive Officer and Chairman of the Board of Directors since its inception in July 1988 (and, from July 1988 to July 1992, its Chief Financial Officer). From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation. On April 7, 2005, Mr. Parmeter vacated the position of Chief Executive Officer.

         Dr. Kaplan has served as a director of the Company since May 2004. Dr. Kaplan currently serves as the Company's President and Chief Operating Officer, positions he has held since April 2004. Dr. Kaplan is the founder and has been the president of Matrix Technology since 2001, a start-up medical device development company. From 1998 to 2000 Dr. Kaplan was a chief consultant to International Surgical Technology Inc., a surgical device start-up company. From 1980 to 1995 Dr. Kaplan was employed by the US Surgical Corporation, initially as vice president materials science, and from 1992 to 1995 as senior vice president of operations and technology.

         Dr. Cappello has been the Company's Vice President, Research and Development since February 1997 and Chief Technical Officer since February 1993. He has been the Company's Director, Clinical Research, since July 2002. From September 1988 to February 1993, he was the Company's Senior Research Director, Protein Engineering.

         Dr. Ferrari has been the Company's Vice President, Laboratory Operations and Director, Molecular Genetics since February 1993. From September 1988 to February 1993, he was the Company's Senior Research Director, Genetic Engineering.

         Mr. Flowers has been the Company's Vice President, Planning and Operations, since February 1993. From September 1988 to February 1993, he was the Company's Vice President, Commercial Development.

         Ms. Neves has been the Company's Corporate Secretary since June 2004. She has been the Company's Director of Finance since November 1998 and Controller since January 1990. From January 1990 until June 2004, Ms. Neves was the Company's Assistant Secretary. From July 1988 until January 1990, Ms. Neves was the Company's Business Office Manager.

         All of our executive officers were elected by the Board of Directors and serve at its discretion. No family relationships exist between any of the officers or directors of our company. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any executive officer of the Company.


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2004 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.


===============================================================================================================================
                                                                                                     Number of securities
                                           Number of Securities                                   remaining available for
                                           to be issued upon     Weighted-average exercise      future issuance under equity
                                        exercise of outstanding     price of outstanding             compensation plans
           Plan Category                 options, warrants and     options, warrants and      (excluding securities reflected
                                               rights                       rights                    in column (a))
------------------------------------------------------------------------------------------------------------------------------
                                                  (a)                         (b)                          (c)
Equity Compensation Plans
approved by security holders Stock
Option Plans (1)                               10,164,450                     $0.723                     2,271,550
Employee Stock Purchase Plan (2)                  -                              -                         39,116
Equity Compensation Plans not
approved by security holders (3)               1,724,050                      $0.728                          n/a
===============================================================================================================================

(1) Includes shares of common stock to be issued upon exercise of stock options granted under the 1989 Employee Stock Option Plan, the 1992 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, and the 1996 Non-employee Director's Stock Option Plan.
(2) Includes shares of common stock available for future issuance under the Employees Stock Purchase Plan.
(3) Includes shares of common stock to be issued upon exercise of out-of-plan non-qualified options granted. The 1,724,050 shares issuable that are not pursuant to equity compensation plans approved by security holders are all pursuant to options granted in connection with consulting agreements with non-employees, and options granted to employees and Directors during lapses between approved option plans. Non-qualified options to purchase 1,000,000 shares were granted in 2004, 140,000 shares were granted in 2003, and 257,550 shares were granted in 2002. The remainder of outstanding options were issued on or before 2001.


----------------------------

                                        EXECUTIVE COMPENSATION

         The following table shows for the periods indicated the compensation paid to or accrued to, or for the benefit of, each of the named executive officers of the Company for services rendered to the Company during 2004.

                           Summary Compensation Table

                                Annual Compensation                     Long Term Compensation
                                -------------------------------------   ----------------------
                                                                        Restricted  Securities
                                                         Other Annual      Stock     Underlying
Name and Principal Position    Year     Salary    Bonus  Compensation      Awards     Options
---------------------------    ----     ------    -----  ------------      ------     -------

J. Thomas Parmeter ........... 2004    $230,000     -               -         -              -
Chief Executive Officer and    2003     230,000     -               -         -       1,250,000
Chairman of the Board          2002     212,000     -               -         -          50,000

Donald S. Kaplan ............. 2004    $140,000     -               -         -       2,000,000
President, Chief Operating     2003         -0-     -               -         -         100,000
Officer                        2002         -0-     -               -         -              -

Joseph Cappello,  Ph.D........ 2004    $154,000     -               -         -              -
Vice President-Research and    2003     154,000     -               -         -       1,350,000
Development, Director-Polymer  2002     137,000     -               -         -          50,000
Research and Chief Technical
Officer

Franco A. Ferrari, Ph.D....... 2004    $142,000     -               -         -              -
Vice President - Laboratory    2003     142,000     -               -         -       1,200,000
Operations and Polymer         2002     127,000     -               -         -          50,000
Productions, Director-
Molecular Genetics

John E. Flowers............... 2004    $140,000    -               -         -               -
Vice  President-Planning and   2003     140,000    -               -         -        1,000,000
Operations                     2002     125,000    -               -         -           50,000

Janis Y. Neves................ 2004    $115,000    -               -         -               -
Corporate Secretary, Director  2003     100,000    -               -         -          250,000
of Finance and Administration  2002      96,000    -               -         -           30,000

                        Option Grants In Last Fiscal Year

         The following table provides information about the number of options granted to each of the named executive officers of the Company during the fiscal year ended December 31, 2004. No stock appreciation rights were granted to any executive officer during the last fiscal year.

                        Number of Securities    % of Total Options
                        Underlying Options      Granted to Employees    Exercise     Expiration
Name                      Granted (#)(1)            In Fiscal Year     Price ($/sh)     Date
-----                 ---------------------------------------------------------------------------
J. Thomas Parmeter                    -                    -                 -           n/a

Donald S. Kaplan              1,000,000                   50%              $.80     April 7, 2014
                              1,000,000                   50%               .42     April 7, 2014

Joseph Cappello, Ph.D.                -                    -                 -           n/a

Franco A. Ferrari, Ph.D.              -                    -                 -           n/a

John E. Flowers                       -                    -                 -           n/a

Janis Y. Neves                        -                    -                 -           n/a

(1) Commencing on the 25th day of each month following the Grant Date and ending on the third anniversary of the Grant Date, the Options may be exercised to the extent of one-thirty-sixth (1/36) of the shares subject to the Option per month, plus any shares with respect to which the Option has previously become exercisable.


                 Aggregated Option Exercises In Last Fiscal Year
                        And Fiscal Year-End Option Value

         The following table provides information about the number of unexercised options held by each of the named executive officers of the Company at December 31, 2004. None of the executive officers exercised options during the fiscal year. The Company has not granted stock appreciation rights to any named executive officer.

                           Shares                    Number of Securities                 Value of Unexercised
                          Acquired      Value       Underlying Unexercised                In-the-Money Options
 Name                    on Exercise   Realized   Options at Fiscal Year End             At Fiscal Year End(1)
------                   -----------   --------   --------------------------             ---------------------
                                                  Exercisable    Unexercisable       Exercisable    Unexercisable
                                                  -----------    -------------       -----------    -------------
J. Thomas Parmeter         -                -      914,440          585,560           $  4,200       $   6,300

Donald S. Kaplan           -                -      544,448        1,555,552             35,556         124,444

Joseph Cappello, Ph.D.     -                -    1,043,000          632,000              8,875           6,300

Franco A. Ferrari, Ph.D.   -                -      907,160          565,340              7,500           6,300

John E. Flowers            -                -      793,560          476,440              7,500           6,300

Janis Y. Neves             -                -      223,880          131,120              9,375           3,780

(1) calculated using the closing price of $0.58 per share as of December 31, 2004.

         The Company does not have a defined benefit or actuarial pension plan. The Company does not have a long-term incentive plan and did not make any long term awards in 2004.

Employment Agreements

         In May of 2004, the Company entered into an employment agreement with Mr. Kaplan calling for an initial annual base salary of $140,000. This initial base salary was increased to $280,000, pursuant to the agreement, as of April 1, 2005, the date on which the Company closed the first round of a private placement of its securities in an amount in excess of $3,000,000. Mr. Kaplan's annual base salary is subject to adjustment by the Board of Directors. This agreement expires on December 31, 2005, unless terminated prior to that date by the Company or Mr. Kaplan. Mr. Kaplan may terminate his employment for a "good reason" following a change in control of the Company. A "good reason" means a reduction in salary, a material reduction in position, duties or responsibilities or the failure of the Company to have its successor assume the Company's obligations under the employment agreement. If Mr. Kaplan were to terminate his employment for a good reason, the Company would be obligated to pay him a lump sum payment equal to his base salary then in effect, plus any other vested benefits.

         On December 31, 2002, the Company entered into employment agreements with each of Mr. Parmeter, Dr. Cappello, Dr. Ferrari and Mr. Flowers, calling for initial annual base salaries of $212,000, $137,000, $127,000 and $125,000, respectively, as well as certain other customary benefits. The initial base salaries are subject to adjustment by the Board of Directors. These agreements expire on December 31, 2005, unless terminated prior to that date by the Company or the executive. These agreements provide that if any of the executives' employment is terminated by the Company without cause and the Company has cash and cash equivalents of at least $800,000, as reflected on the Company's most recent balance sheet as set forth in its most recent periodic filing with the Securities and Exchange Commission, then such executive shall be entitled to continue to receive his base salary until the expiration date of the agreement in the case of Mr. Parmeter and until the earlier of the expiration date of the agreement or three months after such termination, in the case of the other three executives. Furthermore, each of these executives may terminate his employment for a "good reason" (defined above) following a change in control of the Company. If any executive were to terminate his employment for a good reason, the Company would be obligated to pay such executive a lump sum payment equal to
2.99 times his base salary then in effect in the case of Mr. Parmeter and 2.0 times in the case of the other three executives, plus any other vested benefits.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16 Participants"), to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of such forms furnished to the Company, or representations that no such forms were required, the Company believes that during 2004, all Section 16 Participants complied with all applicable Section 16(a) filing requirements.

                                  OTHER MATTERS

         Management knows of no other business to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                             STOCKHOLDER INFORMATION

         ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE 2004 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 10655 SORRENTO VALLEY ROAD, SAN DIEGO, CALIFORNIA 92121, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                              STOCKHOLDER PROPOSALS

         Proposals by stockholders to be presented at the Company's 2006 annual meeting must be submitted in writing to the Company's Secretary, 10655 Sorrento Valley Road, San Diego, California 92121 no later than 120 days prior to April 25, 2006, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. Furthermore, proposals by stockholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934 may be considered untimely and ineligible to properly come before the Company's 2006 annual meeting if such proposal is not submitted at least 45 days prior to April 25, 2006.


                                     By Order of the Board of Directors,


                                     JANIS Y. NEVES
                                     Secretary

Dated: April 25, 2005

                                  APPENDIX "A"
                             AUDIT COMMITTEE CHARTER
                                       OF
                       PROTEIN POLYMER TECHNOLOGIES, INC.
                                 APRIL 27, 2000



Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                       PROTEIN POLYMER TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 2005

     The shares represented by this proxy will be voted as directed by the stockholder. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 19, 2005 and appoints J. Thomas Parmeter and Janis Y. Neves, and each of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock, Series G Preferred Stock and Series I Preferred Stock, if any, of Protein Polymer Technologies, Inc. held of record by the undersigned on March 23, 2005, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, located at 75 East 55th Street, First Floor, New York, New York 10022, on Thursday, May 19, 2005 at 10:00 a.m. New York Time and at any adjournment or postponement thereof for the following purposes:

PROPOSAL 1. ELECTION OF DIRECTORS OF PROTEIN POLYMER TECHNOLOGIES, INC.

               FOR ALL NOMINEES / /             WITHHOLD ALL NOMINEES / /

               J. Thomas Parmeter           Kerry L. Kuhn

               William N. Plamondon III     Edward G. Cape

               Donald S. Kaplan             Steven M. Lamon

               Steve Peltzman               James B. McCarthy

Instructions: To withhold authority to vote for any individual nominee, place an X in the box marked "FOR ALL NOMINEES" and strike a line through the nominee's name listed above. By placing a line through any nominee you are giving instruction not to vote for that nominee.



PROPOSAL 2. RATIFICATION OF APPOINTMENT OF PETERSON & COMPANY AS INDEPENDENT
            AUDITORS


                  FOR / /  AGAINST / /  ABSTAIN / /



This proxy authorizes each of J. Thomas Parmeter and Janis Y. Neves to vote at his discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF EACH OF THE OTHER PROPOSALS.

                                     Dated                       , 2005
                                           ----------------------

                                     --------------------------------------
                                      (Signature)

                                     --------------------------------------
                                      (Signature if held jointly)

                                    THIS PROXY IS BEING SOLICITED ON BEHALF OF
                                    THE BOARD OF DIRECTORS OF PROTEIN
                                    POLYMER TECHNOLOGIES, INC.